EXHIBIT 3.4
                         CERTIFICATE OF AMENDMENT
                                    OF
                         ARTICLES OF INCORPORATION
                                    OF
                        AMERICAN MULTI-CINEMA, INC.

     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned corporation certifies as follows:

      1.The name of the corporation is:

                         American Multi-Cinema, Inc.

     The name under which the corporation was originally organized was:

                         American Royal Cinema, Inc.

      2.On December 29, 1994, the shareholders of the corporation adopted an amendment to the corporation's Articles of Incorporation.

      3.ARTICLE THIRD of the corporation's Articles of Incorporation was amended so that, as amended, such ARTICLE THIRD shall be and read in its entirety as set forth on Exhibit A attached hereto and incorporated herein by this reference.

      4.Of the 8,800,000 outstanding shares of the corporation's stock, all shares were entitled to vote on the amendment.

      5.All shares of the corporation's stock voted for the amendment and no shares voted against the amendment.

     IN WITNESS WHEREOF, the undersigned, S.H. Durwood, Chairman and CEO of the corporation and Nancy L. Gallagher, Secretary of the corporation, have executed this instrument on behalf of the corporation and the Secretary of the corporation has affixed its corporate seal hereto and attested said seal on the 29th day of December, 1994.

                              AMERICAN MULTI-CINEMA, INC.

                              By: /s/ S.H. Durwood
     Name: S.H. Durwood
     Title: Chairman and CEO

     By: /s/ Nancy L. Gallagher
     Nancy L. Gallagher, Secretary

 STATE OF MISSOURI)
     ) ss.
 COUNTY OF JACKSON)


     I, the undersigned, a notary public, do hereby certify that on the 29th day of December, 1994, personally appeared before me S.H. Durwood, who, being by me first duly sworn, declared that he/she is the Chairman and CEO of American Multi-Cinema, Inc., a Missouri corporation, that he/she signed the foregoing document as Chairman and CEO of said corporation, and that the statements contained therein are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


     /s/ Betty Sue Wiggins
                                   Notary Public in and for said County and
                                   State

My Commission Expires:

                                  Exhibit A

     THIRD. The aggregate number of shares of stock that the Corporation shall have authority to issue shall be 12,800,000 shares, consisting of 8,800,000 shares of common stock, $.0625 par value per share, and 4,000,000 shares of preferred stock, $.0625 par value per share.

     No holder of any shares of the Corporation shall be entitled as such, as a matter of right, to purchase or subscribe for any shares of stock of the Corporation of any class, whether now or hereafter authorized or whether issued for cash, property or services or as a dividend or otherwise, or to purchase or subscribe for any obligations, bonds, notes, debentures, other securities or stock convertible into shares of stock of the Corporation or carrying or evidencing any right to purchase shares of stock of any class.

     Each share of the $1.75 Cumulative Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

      Section 1.Designation; Rank. This series of preferred stock shall be designated $1.75 Cumulative Preferred Stock, par value $.0625 per share (the "Preferred"). The Preferred will rank, with respect to dividend rights and rights on liquidation, winding up and dissolution, (a) senior to all classes of common stock of the Corporation (including, without limitation, the Common Stock) and each other class of capital stock or series of preferred stock established after the offering of the Preferred by the Board of Directors that does not expressly provide that it ranks senior to or on a parity with the Preferred as to dividend rights and rights on liquidation, winding up and dissolution (collectively referred to with the common stock of the Corporation as "Junior Securities"), (b) on a parity with each other class of capital stock or series of preferred stock issued by the Corporation established after the offering of the Preferred by the Board of Directors that expressly provides that such series will rank on a parity with the Preferred as to dividend rights and rights on liquidation, winding up and dissolution (collectively referred to as "Parity Securities" and (c) junior to each other class of capital stock or series of preferred stock established after the offering of the Preferred by the Board of Directors that expressly provides that such series will rank senior to the Preferred as to dividend rights and rights on liquidation, winding up and dissolution (collectively referred to as "Senior Securities").

      Section 2.Authorized Number. The number of shares constituting the Preferred shall be 4,000,000 shares.

      Section 3.Dividends. Holders of shares of the Preferred will be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available for payment, cash dividends at an annual rate of $1.75 per share of Preferred, payable in arrears on March 15, June 15, September 15 and December 15 of each year, commencing March 15, 1995 (and, in the case of any accrued but unpaid dividends, at such additional times and for such interim periods, if any, as determined by the Board of Directors), except that if any such date is a Saturday, Sunday or legal holiday, then such dividend shall be payable on the next day that is not a Saturday, Sunday or legal holiday. Each dividend will be payable to holders of record as they appear in the stock register of the Corporation on a record date fixed by the Board of Directors which shall be not more than 60 days nor less than 10 days before the payment date. Dividends payable on the Preferred for each full dividend period will be computed by annualizing the dividend rate and dividing by four. Dividends payable for any period less than a full dividend period or for that portion of any period greater than a full dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Preferred will not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends. No interest or sum of money in lieu of interest, will be payable in respect of any accrued and unpaid dividends.

     No full dividends may be declared or paid or funds set apart for the payment of dividends on any Parity Securities for any period unless full cumulative dividends shall have been paid or set apart for such payment on the Preferred. If full cumulative dividends are not paid in full, or declared in full and sums set apart for the payment thereof, upon the Preferred and upon any other Parity Securities, all dividends declared upon shares of Preferred and any such Parity Securities will be declared and paid pro rata so that in all cases the amount of dividends declared per share on the Preferred and on such other Parity Securities will bear to each other the same ratio that accrued and unpaid dividends per share on the shares of Preferred and such other Parity Securities bear to each other. No dividends may be paid or set apart for such payment on Junior Securities (except rights to acquire Junior Securities) and no Junior Securities may be repurchased, redeemed or otherwise retired, no may funds be set apart for payment with respect thereto, if full dividends have not been paid on the Preferred. Accumulated unpaid dividends will not bear interest.

      Section 4.Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, before any payment or distribution of assets is made on any Junior Securities, including, without limitation. the Common Stock of the Corporation, but after payment or provision for payment of the Company's debts and other liabilities, the holders of the Preferred shall receive a liquidation preference of $25.00 per share and shall be entitled to receive all accrued and unpaid dividends through the date of distribution, and the holder of any Parity Securities shall be entitled to receive the full respective liquidation preferences (including any premium) to which they are entitled and shall receive all accrued and unpaid dividends with respect to their respective shares through and including the date of distribution. If, upon such a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation are insufficient to pay in full the amounts described above as payable with respect to the Preferred and any Parity Securities, the holders of the Preferred and such Parity Securities will share ratably in any such distribution of assets of the Corporation, first in proportion to their respective liquidation preferences, until such preferences are paid in full, and then in proportion to their respective amounts of accrued but unpaid dividends. After payment of any such liquidation preference and accrued dividends, the shares of Preferred will not be entitled to any further participation in any distribution of assets by the Corporation. Neither the sale or transfer of all or substantially all the assets of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or a merger of any other corporation with or into the Corporation, nor any dissolution, liquidation, winding up or reorganization of the Corporation immediately followed by reincorporation of another corporation holding substantially all the assets of the Corporation, will be deemed to be a liquidation, dissolution or winding up of the Corporation.

      Section 5.Optional Redemption.

      a.Shares of Preferred may not be redeemed by the Corporation on or prior to March 15, 1997. After March 15, 1997, the Corporation, at its option, may redeem the shares of Preferred, in whole or in part, out of funds legally available therefor, at any time or from time to time, subject to the notice provisions and provisions for partial redemption described below, during the twelve-month periods beginning immediately after March 15 in each of the following years at the following redemption prices per share (expressed as a percentage of the $25.00 liquidation preference thereof) plus accrued and unpaid dividends, if any, up to but excluding the date fixed for redemption (the "Redemption Date"), whether or not declared (the "Redemption Price"):

          Year    Redemption Price
          1997 . . . . 104%
          1998 . . . . 103%
          1999 . . . . 102%
          2000 . . . . 101%
          2001 and thereafter. . . . . . . . . .100%

      b.In the event the Corporation shall redeem shares of Preferred, notice of such redemption shall be given by first class mail, postage prepaid, not less than 30 days nor more than 60 days prior to the Redemption Date, to each holder of record of the shares of Preferred to be redeemed, at such holder's address as the same appears in the stock register of the Corporation. Each such notice shall state (i) the Redemption Date, (ii) the number of shares of Preferred to be redeemed and, if less than all the shares held by such holder is to be redeemed, the number of such shares to be redeemed from such holder, (iii) The Redemption Price, (iv) the place or places where certificates for such shares of Preferred are to be surrendered for payment of the Redemption Price, and
(v) that dividends on the shares of Preferred to be redeemed shall cease to accrue on such Redemption Date. In order to facilitate the redemption of the Preferred, the Board of Directors may fix a record date for determination of holders of shares of Preferred to be redeemed, which shall not be less than 30 days nor more than 60 days prior to the Redemption Date with respect thereto. If, on the Redemption Date, funds necessary for the redemption shall be available therefor, and shall have been irrevocably deposited or set aside, then, notwithstanding that the certificates evidencing any shares of Preferred so called for redemption shall not have been surrendered (unless the Corporation defaults in making payment of the Redemption Price), the dividends with respect to the shares so called for redemption shall cease to accrue after the Redemption Date, such shares shall no longer be deemed outstanding, all rights of the holders of such shares as stockholders of the Corporation shall cease, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor) shall terminate.

     Upon surrender in accordance with said notice of the certificates for any such shares of Preferred so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the applicable Redemption Price. If fewer than all of the outstanding shares of Preferred are to be redeemed, the shares to be redeemed shall be selected by the Corporation from outstanding shares of Preferred not previously called for redemption by lot or pro rata. If fewer than all the shares of Preferred represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

     In the event that the Corporation has failed to pay accrued and unpaid dividends on the Preferred, the Preferred may not be redeemed unless all outstanding shares of Preferred are simultaneously redeemed or the outstanding shares of the Preferred are redeemed on a pro rata basis.

      Section 6.Voting Rights.

     Except as otherwise provided herein or as may be required by Missouri law or provided by the resolution creating any other series of preferred stock, the holders of shares of Preferred will have no voting rights.

      Section 8.Status of Reacquired Shares.  If shares of the
Preferred are redeemed pursuant to Section 5 hereof, the shares so redeemed shall, upon compliance with any statutory requirements, assume the status of authorized but unissued shares of preferred stock of the Corporation.

      Section 9.Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or when sent by telex or telecopier (with receipt confirmed), provided a copy is also sent by express (overnight, if possible) courier, addressed, (a) in the case of a holder of the Preferred, to such holder's address of record and, (b) in the case of the Corporation, to the Company's principal executive offices to the attention of the Company's Secretary.

                   Amendment of Articles of Incorporation
                (To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO. 65101

     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

      (1)The present name of the Corporation is AMERICAN MULTI-CINEMA, INC.

     The name under which it was originally organized was AMERICAN ROYAL CINEMA, INC.

      (2)An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on June 20, 1983.

      (3)Article # THIRD is amended to read as follows:

                                see attached

      (4)Of the 1,100,000 shares outstanding, 1,100,000 of such shares were entitled to vote on such amendment.

     The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

                    Number of
          Class Outstanding Shares

        Common       1,100,000

      (5)The number of shares voted for and against the amendment was as follows:

          ClassNo. Voted For    No. Voted Against

        Common    1,100,000           -0-


      (6)If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

     8,800,000 shares of par value of $.0625 per share for total authorized capital of $550,000

     If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

                                     N/A

      (7)If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

                                     N/A

     IN WITNESS WHEREOF, the undersigned, Ron D. Leslie, Vice President has executed this instrument and its Secretary, Alan K. Benjamin has affixed its corporate seal hereto and attested said seal on the 11th day of August, 1983.

PLACE
CORPORATE SEAL
HERE
(IF NO SEAL, STATE "NONE")

                              AMERICAN MULTI-CINEMA, INC.
     (Name of Corporation)

ATTEST:


   /s/ Alan K. BenjaminBy: /s/ Ron D. Leslie
          SecretaryVice President
         Alan K. BenjaminRon D. Leslie

 STATE OF MISSOURI)
     ) SS.
 COUNTY OF JACKSON)

     I, Donna F. McCorkendale, a notary public, do hereby certify that on this 11th day of August, 1983, personally appeared before me Ron D. Leslie, who, being by me first duly sworn, declared that he is the Vice President of American Multi-Cinema, Inc., that he signed the foregoing document as Vice President of the corporation, and that the statements therein contained are true.

     /s/ Donna F. McCorkendale
     Notary Public

(NOTARIAL
SEAL)

My commission expires:

 SEPT 27, 1986
     THIRD. The aggregate number of shares of stock which the Corporation shall have authority to issue shall be 8,800,000 shares of common stock, each of the par value of $.0625 per share.

     Immediately prior to the effectiveness of this amendment the Corporation was authorized to issue 1,100,000 shares of common stock of the par value of $.50 per share, aggregating $550,000. After the effectiveness of this amendment the Corporation will be authorized to issue 8,800,000 shares of common stock of the par value of $.0625 per share, aggregating $550,000.

     Immediately prior to the effectiveness of this amendment the Corporation had 1,100,000 shares of common stock of the par value of $.50 per share issued and outstanding.

     Upon the effectiveness of this amendment:

      (a)Each of said 1,100,000 issued and outstanding shares of $.50 par value common stock shall be, and hereby is, automatically reclassified as and converted into shares of common stock of the Corporation of the par value of $.0625 each, on the basis of eight shares of $.0625 par value common stock of the Corporation for each share of the Corporation's $.50 par value common stock, aggregating 8,800,000 shares of $.50 par value common stock;

      (b)The entire stated capital in respect of all of the issued shares of $.50 par value common stock shall be, and it hereby is, transferred to the Corporation's capital in respect of said 8,800,000 shares of $.0625 par value common stocks.

     Accordingly, immediately after the effectiveness of this amendment, the Corporation will have issued and outstanding 8,800,000 shares of common stock of the par value of $.0625 each, aggregating $550,000 of stated capital.

     From and after the effectiveness of this amendment, each stock certificate formerly representing shares of the Corporation's $.50 par value common stock issued and outstanding immediately prior to the effectiveness of this amendment shall, without further action, represent shares of the Corporation's common stock of the par value of $.0625 each, on the basis of eight shares of $.0625 par value common stock for each share of $.50 par value common stock formerly represented by such stock certificate.

     No holder of any shares of the Corporation shall be entitled as such, as a matter of right, to purchase or subscribe for any shares of stock of the Corporation of any class, whether now or hereafter authorized or whether issued for cash, property or services or as a dividend or otherwise, or to purchase or subscribe for any obligations, bonds, notes, debentures, other securities or stock convertible into shares of stock of the Corporation or carrying or evidencing any right to purchase shares of stock of any class.

     None of the Shareholders shall sell, assign, pledge, or otherwise transfer or encumber in any manner or by any means whatever, any interest in all or part of his, her, or its capital stock of the Corporation now owned or hereafter acquired without the prior written consent of the Corporation first obtained, nor shall any such Shareholder sell any such stock without having first offered it to others in accordance with the terms and conditions of this Article; provided, however, that if the consent required by this Paragraph is granted, the transferee shall accept such stock subject to all the restrictions, terms, and conditions herein contained.

     In the event any of the Shareholders shall desire to sell any portion or all of his, her, or its capital stock of the Corporation, and shall not have received the prior written consent of the Corporation, he, she, or it may sell the same only after offering it to others in the following manner:

     The Shareholder desiring to sell all or part of his, her, or its stock shall serve notice upon the Corporation and all other Shareholders by registered mail, return receipt requested, indicating that he, she, or it has a bona fide offer for the sale of such of his, her, or its stock for a price consisting only of cash, stating the number of shares to be sold, the name and address of the person desiring to purchase same and the sales price and terms of payment of such sale; said notice shall also contain an offer to sell such stock upon the terms and conditions as set forth in the aforesaid bona fide offer of sale.

     For a period of thirty (30) days after the mailing of such notice the Corporation shall have the option to redeem the stock so offered. If the Corporation fails to exercise such option the other Shareholders shall have the option to purchase such stock pro rata to their then existing holdings within thirty (30) days after the termination of the Corporation's option to redeem.

     In the event that neither the Corporation nor the other Shareholders shall exercise the option to redeem or purchase, as the case may be, as provided herein, the offering Shareholder shall be free to dispose of the shares of stock so offered to the person named in the aforesaid bona fide offer of purchase at the price and upon the terms and conditions set forth in his offer; provided, however, that such disposition must be made within ninety (90) days following the termination of the Shareholders' option.

     The manner of payment by the Corporation or the other
     Shareholders shall be the same as set forth in the notice from the party desiring to sell said stock, i.e., the terms set forth in said bona fide offer.

     The Corporation shall cause each and every certificate of capital stock of the Corporation whether presently or hereafter issued to be endorsed as follows:

     "NOTICE IS HEREBY GIVEN that the sale, assignment, transfer, pledge or other disposition of the shares of capital stock represented by this certificate are subject to certain restrictions contained in ARTICLE THIRD of the Articles of Incorporation and that the right to purchase or subscribe for any additional shares of stock of the Corporation is restricted as provided in said ARTICLE THIRD of the Articles of Incorporation."

     In addition the Corporation shall cause any certificates of capital stock issued pursuant to a certain Common Stock Purchase Warrant dated October 23, 1968, to be further endorsed with a legend as provided in Paragraph 10 of said Common Stock Purchase Warrant.

     That a true copy of the Articles of Incorporation and said Purchase Warrant is and shall remain on file in the office of the President of the Corporation.

                  Amendment of Articles of Incorporation
              (To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO. 65101

     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

      (1)The present name of the Corporation is AMERICAN MULTI-CINEMA, INC.

     The name under which it was originally organized was AMERICAN ROYAL CINEMA, INC.

      (2)An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on July 28, 1980.

      (3)Article # SIX is amended to read as follows:

     The number of directors to constitute the board of directors is five. Thereafter the number of directors shall be fixed by, or in the manner provided in the bylaws. Any change in the number will be reported to the Secretary of State within thirty calendar days of such change.

      (4)Of the 1,100,000 shares outstanding, 1,100,000 of such shares were entitled to vote on such amendment.

     The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

                    Number of
          Class Outstanding Shares

        Common       1,100,000

      (5)The number of shares voted for and against the amendment was as follows:

          ClassNo. Voted For    No. Voted Against

        Common    1,100,000           -0-


      (6)If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

                                   N/A

     If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

                                   N/A

      (7)If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

                                   N/A

     IN WITNESS WHEREOF, the undersigned, S.H. Durwood, President, has executed this instrument and its Secretary, Alan K. Benjamin has affixed its corporate seal hereto and attested said seal on the 27th day of October, 1980.

PLACE
CORPORATE SEAL
HERE
(IF NO SEAL, STATE "NONE")

                              AMERICAN MULTI-CINEMA, INC.
     (Name of Corporation)

ATTEST:


   /s/ Alan K. BenjaminBy: /s/ S.H. Durwood
          SecretaryPresident


 STATE OF MISSOURI)
     ) SS.
 COUNTY OF JACKSON)

     I, Donna F. McCorkendale, a notary public, do hereby certify that on this 27th day of October, 1980, personally appeared before me S.H. Durwood, who, being by me first duly sworn, declared that he is the President of American Multi-Cinema, Inc., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

     /s/ Donna F. McCorkendale
     Notary Public

(NOTARIAL
SEAL)

My commission expires:

 SEPT 27, 1982

          CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                                    OF
                       AMERICAN MULTI-CINEMA, INC.

     The undersigned, American Multi-Cinema, Inc., a Missouri
Corporation (the "Corporation"), for the purpose of amending the Articles of Incorporation of the Corporation, in accordance with the General and Business Corporation Law of Missouri does hereby make and execute this Certificate of Amendment of Articles of Incorporation:

      I.The name of the Corporation is American-Multi Cinema, Inc.
The name under which it was originally was American Royal Cinema, Inc.

      II.The amendment set forth below was adopted by the Shareholders of the Corporation on July 26, 1978.

      III.The following resolution sets forth the amendment adopted.

     RESOLVED, that this Corporation amend its Articles of Incorporation in the following manner:

     By striking therefrom the provisions of Article THIRD as presently constituted and substituting in lieu thereof the following:

     "THIRD. The aggregate number of shares which the Corporation shall have authority to issue shall be 1,100,000 shares of common stock, each of the par value of $.50 per share."

     "Upon the effectiveness of this amendment, all of the issued and outstanding shares of common stock of the Corporation of the par value of $10.00 per share shall be, and they hereby are, reclassified as and converted into shares of common stock of the Corporation of the par value of $.50 per share on the basis of twenty shares of $.50 par value common stock of the Corporation for each share of the Corporation's $10.00 par value common stock."

     "From and after the effectiveness of this amendment, each stock certificate formerly representing shares of the Corporation's $10.00 par value common stock outstanding immediately prior to the effectiveness of this amendment shall, without further action, represent shares of the Corporation's common stock of the par value of $.50 each on the basis of twenty shares of $.50 par value common stock for each share of $10.00 par value common stock formerly represented such certificate."

     No holder of any shares of the Corporation shall be entitled as such, as a matter of right, to purchase or subscribe for any shares of stock of the Corporation of any class, whether now or hereafter authorized or whether issued for cash, property or services or as a dividend or otherwise, or to purchase or subscribe for any obligations, bonds, notes, debentures, other securities or stock convertible into shares of stock of the Corporation or carrying or evidencing any right to purchase shares of stock of any class.

     None of the Shareholders shall sell, assign, pledge, or otherwise transfer or encumber in any manner or by any means whatever, any interest in all or part of his, her, or its capital stock of the Corporation now owned or hereafter acquired without the prior written consent of the Corporation first obtained, nor shall any such Shareholder sell any such stock without having first offered it to others in accordance with the terms and conditions of this Article; provided, however, that if the consent required by this Paragraph is granted, the transferee shall accept such stock subject to all the re-

strictions, terms, and conditions herein contained.

     In the event any of the Shareholders shall desire to sell any portion or all of his, her, or its capital stock of the Corporation, and shall not have received the prior written consent of the Corporation, he, she, or it may sell the same only after offering it to others in the following manner:

     The Shareholder desiring to sell all or part of his, her, or its stock shall serve notice upon the Corporation and all other Shareholders by registered mail, return receipt requested, indicating that he, she, or it has a bona fide offer for the sale of such of his, her, or its stock for a price consisting only of cash, stating the number of shares to be sold, the name and address of the person desiring to purchase same and the sales price and terms of payment of such sale; said notice shall also contain an offer to sell such stock upon the terms and conditions as set forth in the aforesaid bona fide offer of sale.

     For a period of thirty (30) days after the mailing of such notice the Corporation shall have the option to redeem the stock so offered. If the Corporation fails to exercise such option the other Shareholders shall have the option to purchase such stock pro rata to their then existing holdings within thirty (30) days after the termination of the Corporation's option to redeem.

     In the event that neither the Corporation nor the other Shareholders shall exercise the option to redeem or purchase, as the case may be, as provided herein, the offering Shareholder shall be free to dispose of the shares of stock so offered to the person named in the aforesaid bona fide offer of purchase at the price and upon the terms and conditions set forth in his offer; provided, however, that such disposition must be made within ninety (90) days following the termination of the Shareholders' option.

     The manner of payment by the Corporation or the other
     Shareholders shall be the same as set forth in the notice from the party desiring to sell said stock, i.e., the terms set forth in said bona fide offer.

     The Corporation shall cause each and every certificate of capital stock of the Corporation whether presently or hereafter issued to be endorsed as follows:

     "NOTICE IS HEREBY GIVEN that the sale, assignment, transfer, pledge or other disposition of the shares of capital stock represented by this certificate are subject to certain restrictions contained in ARTICLE THIRD of the Articles of Incorporation and that the right to purchase or subscribe for any additional shares of stock of the Corporation is restricted as provided in said ARTICLE THIRD of the Articles of Incorporation."

     In addition the Corporation shall cause any certificates of capital stock issued pursuant to a certain Common Stock Purchase Warrant dated October 23, 1968, to be further endorsed with a legend as provided in Paragraph 10 of said Common Stock Purchase Warrant.

     That a true copy of the Articles of Incorporation and said
     Purchase Warrant is and shall remain on file in the office of the President of the Corporation.

      IV.The number of shares of stock of the Corporation outstanding and the number of shares entitled to vote on the foregoing amendment was 820,000 shares of common stock, par value $.50 per share.

      V.The foregoing amendment was, in accordance with the provisions of The General and Business Corporation Law of Missouri, adopted by the unanimous vote of the full Board of Directors at a special meeting of said Board duly called and held for the sole purpose of recommending to the sole Shareholder that the Articles of Incorporation be amended as herein above provided. Further said Amendment was adopted by the written consent duly executed by the sole Shareholder of the Corporation entitled to vote thereon, such consent having the same force and effect as a unanimous vote of the Shareholders thereon at a meeting duly held. Accordingly, the number of shares of the Corporation voted for the amendment was 820,000 and the number voted against the amendment was none.

     IN WITNESS WHEREOF, this Certificate of Amendment has been executed by the Corporation by its President and by its Secretary on this 26th day of July, 1978.

                              AMERICAN MULTI-CINEMA, INC.


                              By /s/ S. H. Durwood
                                   Stanley H. Durwood, President


                              By /s/ Alan K. Benjamin
                                   Alan K. Benjamin, Secretary

   STATE OF MISSOURI)
     ) SS.
 COUNTY OF JACKSON)

     I, Ruth Ann Simison, a notary public, do hereby certify that on this 26th day of July, 1978, personally appeared before me Stanley H. Durwood, who being by me first duly sworn, declared that he is the President of American Multi-Cinema, Inc., that he signed the foregoing document as President of the Corporation, and that the statements therein contained are true.

                                   /s/ Ruth Ann Simison
                                   Notary Public


My commission expires March 31, 1980

                  Amendment of Articles of Incorporation
              (To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO. 65101

     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

      (1)The present name of the Corporation is AMERICAN MULTI-CINEMA, INC.

     The name under which it was originally organized was AMERICAN ROYAL CINEMA, INC.

      (2)An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on June 21, 1976.

      (3)Article # Sixth is amended to read as follows:

     The number of directors to constitute the board of directors of the corporation is five. Directors need not be shareholders unless the bylaws of the corporation require them to be shareholders.

      (4)Of the 820,000 shares outstanding, 820,000 of such shares were entitled to vote on such amendment.

     The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

                    Number of
          Class Outstanding Shares

        Common        820,000

      (5)The number of shares voted for and against the amendment was as follows:

          ClassNo. Voted For    No. Voted Against

        Common     820,000             -0-


      (6)If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

                                   N/A

     If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

                                   N/A

     IN WITNESS WHEREOF, the undersigned, S.H. Durwood, President, has executed this instrument and its Secretary, Alan K. Benjamin, has affixed its corporate seal hereto and attested said seal on the 23rd day of June, 1976.

PLACE
CORPORATE SEAL
HERE
(IF NO SEAL, STATE "NONE")

                              AMERICAN MULTI-CINEMA, INC.
     (Name of Corporation)

ATTEST:


   /s/ Alan K. BenjaminBy: /s/ S.H. Durwood
          SecretaryPresident


 STATE OF MISSOURI)
     ) SS.
 COUNTY OF JACKSON)

     I, Ruth Ann Simison, a notary public, do hereby certify that on this 23rd day of June, 1976, personally appeared before me S.H. Durwood who, being by me first duly sworn, declared that he is the President of American Multi-Cinema, Inc., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

                                   /s/ Ruth Ann Simison
                                   Notary Public

         CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION OF
                       AMERICAN ROYAL CINEMA, INC.

     I, STANLEY H. DURWOOD, do hereby certify the following with reference to the proceedings for the amendment of the Articles of Incorporation of American Royal Cinema, Inc, a Missouri corporation:

     Whereas, the resolution hereinafter set forth was adopted by the Board of Directors of said corporation voting unanimously therefor at a meeting held on the 13th day of May, 1969, at 1806 Power and Light Building, Kansas City, Missouri, pursuant to written waiver of notice of the time, place and purpose of said meeting, duly signed by all of the members of said Board; and

     Whereas, a meeting of the shareholders of said corporation was held pursuant to call of the Board of Directors pursuant to written waiver of notice of the time, place and purpose of said meeting, duly signed by all of the shareholders, at 1806 Power and Light Building, Kansas City, Missouri, on the 13th day of May, 1969, to consider adoption of the resolution hereinafter set forth, a copy of which had been duly served upon said shareholders; and

     Whereas, I, Stanley H. Durwood, acted as chairman of said meeting of shareholders:

     Now Therefore, pursuant to the provisions of Section 351.095, Revised Statutes of Missouri, I, Stanley H. Durwood, do certify:

      1.The name of the corporation is American Royal Cinema, Inc.

      2.The resolution presented and adopted at said meeting of shareholders was as follows:

     Resolved, that Article I of the Articles of Incorporation which now reads: The name of the corporation is American Royal Cinema, Inc, be amended to read as follows: The name of the corporation is American Multi-Cinema, Inc.

      3.On the date said resolution was adopted, the total number of outstanding shares of stock of this corporation entitled to vote at said meeting was 820,000 shares; at said meeting 820,000 shares voted in favor of the adoption of said resolution, and no shares voted against it.

     IN WITNESS WHEREOF, I, STANLEY H. DURWOOD, Chairman of the meeting of stockholders above mentioned, have signed this Certificate, and the Secretary of American Royal Cinema, Inc, has affixed thereto the corporate seal of the Corporation and attested said seal hereon to be hereto affixed this 13th day of May, 1969.

     /s/ S. H. Durwood
     STANLEY H. Durwood

Attest:

    /s/ Alan Benjamin
Secretary of American Royal Cinema, Inc.

 STATE OF MISSOURI)
     ) SS.
 COUNTY OF JACKSON)

     I, ___________________, first being duly sworn, on my oath state that the facts set forth in the foregoing certificate are true.

     /s/ S. H. Durwood

     Subscribed and sworn to before me, a Notary Public, at my office in Jackson County, Missouri, on this 19th day of May, 1969.

     My Commission expires 12-19, 1972

     /s/ Rosalie Wise

 STATE OF MISSOURI)
     ) SS.
 COUNTY OF JACKSON)

     On this 19th day of May, 1969, before me, a Notary Public, personally appeared S. H. Durwood, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

     In Witness Whereof, I have hereunto set my hand and affixed my official seal at my office in Jackson County the day and year first above written.

     My term of office as Notary Public will expire 12-19-72.

                              /s/ Rosalie Wise
     Notary Public

                CERTIFICATE OF AMENDMENT OF INCORPORATION
                                    OF
                       AMERICAN ROYAL CINEMA, INC.

     The undersigned, American Royal Cinemas, Inc., a Missouri cor-

poration (the "Corporation"), for the purpose or amending the Articles or Incorporation of the Corporation in accordance with The General and Business Corporation Law of Missouri, does hereby make and execute this Certificate of Amendment of Articles of Incorporation:

      I.The name of the Corporation in American Royal Cinemas Inc.

      II.The amendment set forth below was adopted by the shareholders of the Corporation on September 30, 1968.

      III.The following resolution sets forth the amendment adopted

     RESOLVED that this corporation amend its Articles of Incorporation by striking therefrom the provisions of Article SIXTH as presently constituted and substituting in lieu hereof the followings

           "SIXTH. The number or directors to constitute the board of directors or the corporation is six. Directors need not be shareholders unless the bylaws of the corporation require them to be shareholders."

      IV.The number of shares of stock of the Corporation outstanding and the number or shares entitled to vote on the foregoing amendment was 1,000 shares of common stock par value $.50 per share.

      V.The foregoing amendment was, in accordance with the provisions of the General and Business Corporation Law of Missouri, adopted by written consent signed by all of the shareholders of the Corporation entitled to vote thereon, such consent having the same force and effect as a unanimous vote of the shareholders thereon at a meeting duly held. Accordingly, the number of shares of the Corporation voted for the amendment was 1,000 and the number voted against the amendment was none.

     IN WITNESS WHEREOF, this Certificate of Amendment has been executed by the Corporation by its President and by its Assistant Secretary on this 30th day of September, 1968.

                              AMERICAN ROYAL CINEMA, INC.

                              By /s/ S. H. Durwood
     Stanley H. Durwood


     By /s/ Frank S. Rutkowski
     Frank S. Rutkowski, Assistant Secretary

 STATE OF MISSOURI)
     )  ss.
 COUNTY OF JACKSON)

     I, Barbara L. Barton, a notary public, do hereby certify that on this 30th day of September, 1968, personally appeared before me Stanley
H. Durwood, who being by me first duly sworn, declared that he is the President of American Royal Cinema, Inc., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

     /s/ Barbara L. Barton
     Notary Public

(NOTARIAL SEAL)

My commission expires May 9, 1970.

          CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                                    OF
                       AMERICAN ROYAL CINEMA, INC.

     The undersigned, American Royal Cinema, Inc., a Missouri corporation (the "Corporation"), for the purpose of amending the Articles of Incorporation of the Corporation, in accordance with The General and Business Corporation Law of Missouri, does hereby make and execute this Certificate of Amendment of Articles of Incorporation:

      I.The name of the Corporation is American Royal Cinema, Inc.

      II.The amendment set forth below was adopted by the shareholders of the Corporation on September 18, 1968.

      III.The following resolution sets forth the amendment adopted:

     RESOLVED, that this corporation amend its Articles of Incorporation in the following manner:

     By striking therefrom the provisions of article THIRD as presently constituted and substituting in lieu thereof the following:

           "THIRD. The aggregate number of shares which the corporation shall have authority to issue shall be 1,100,000 shares of common stock, each of the par value of $.50 per share.

           "Upon the effectiveness of this amendment, all of the issued and outstanding shares of common stock of the corporation of the par value of $10.00 per share shall be, and they hereby are, reclassified as and converted into shares of common stock of the corporation of the par value of $.50 per share, on the basis of twenty shares of $.50 par value common stock of the corporation for each share of the corporation's $10.00 par value common stock.

           "From and after the effectiveness of this amendment, each stock certificate formerly representing shares of the corporation's $10.00 par value common stock outstanding immediately prior to the effectiveness of this amendment shall, without further action, represent shares of the corporation's common stock of the par value of $.50 each on the basis of twenty shares of $.50 par value common stock for each share of $10.00 par value common stock formerly represented by such certificate."

      IV.The number of shares of stock of the Corporation outstanding and the number of shares entitled to vote on the foregoing amendment was 50 shares of common stock, par value $10.00 per share.

      V.The foregoing amendment was, in accordance with the provisions of The General and Business Corporation Law of Missouri, adopted by written consent signed by the sole shareholder of the Corporation entitled to vote thereon, such consent having the same force and effect as a unanimous vote of the shareholders thereon at a meeting duly held. Accordingly, the number of shares of the Corporation voted for the amendment was 50 and the number voted against the amendment was none.

      VI.As changed, the amount, in dollars, of the authorized shares having a par value is $550,000.

      VII. The fifty (50) shares of issued and outstanding common stock of the par value $10.00 per share will be reclassified into new shares of common stock of the par value of $.50 per share on the basis of twenty (20) of the new shares of common stock of the par value of $.50 for each share of the issued and outstanding common stock of the par value of $10.00 per share.

     IN WITNESS WHEREOF, this Certificate of Amendment has been executed by the Corporation by its President and by its Assistant Secretary on this 18th day of September, 1968.

     AMERICAN ROYAL CINEMA, INC.


     By:  /s/ S. H. Durwood
     Stanley H. Durwood, President

   [CORPORATE SEAL]By:  /s/ Ruth A. Simison
     Ruth A . Simison, Assistant Secretary

  STATE OF Missouri)
     ) SS.
 COUNTY OF Jackson)

     I, Barbara L. Barton, a notary public, do hereby certify that on this 18th day of September, 1968, personally appeared before me Stanley
M. Durwood, who being by me first duly sworn, declared that he is the President of American Royal Cinema, Inc., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.


      /s/ Barbara L. Barton

(NOTARIAL SEAL)

 My commission expires  May 9, 1970

                        ARTICLES OF INCORPORATION
                                    OF
                       AMERICAN ROYAL CINEMA, INC.

     The undersigned, being a natural person of the age of twenty-one years or more, for the purpose of forming a corporation under "The General and Business Corporation Law of Missouri", does hereby adopt the following Articles of Incorporation:

     FIRST.  The name of the corporation is:

                       AMERICAN ROYAL CINEMA, INC.

     SECOND. The address of its initial registered office in the State of Missouri is 1806 Baltimore Avenue, Kansas City, Missouri, and the name of its initial registered agent at such address is Stanley H. Durwood.

     THIRD. The aggregate number of shares which the corporation shall have authority to issue shall be 3,000 shares of common stock, each of the par value of $10.00 per share.

     No holder of any shares of the corporation shall be entitled as such, as a matter of right, to purchase or subscribe for any shares of stock of the corporation of any class, whether now or hereafter au-

thorized or whether issued for cash, property or services or as a dividend or otherwise, or to purchase or subscribe for any obligations, bonds, notes, debentures, other securities or stock convertible into shares of stock of the corporation or carrying or evidencing any right to purchase shares of stock of any class.

     FOURTH. The number of shares to be issued before the corporation shall commence business is 50 shares of common stock of the par value of $10.00 per share, and the consideration to be paid therefor and the stated capital with which the corporation will commence business is Five Hundred Dollars ($500). The corporation will not commence business until consideration of the value of at least Five Hundred Dollars ($500) has been received for the issuance of shares of the corporation.

     FIFTH. The name and place of residence of the incorporator is as follows:

                     Name                   Residence

           James L. Viani 25 East 67th Street
                      Kansas City, Missouri

     SIXTH. The number of directors to constitute the board of directors of the corporation is four. Directos need not be shareholders unless the bylaws of the corporation require them to be shareholders.
     SEVENTH.  The duration of the corporation is perpetual.

     EIGHTH.  This corporation is formed for the following purposes:

      (a)To exhibit, play or otherwise display and reproduce, for all purposes, still arid motion pictures, sound films, plays and other dramatic works, operas, concerts, music and musical works, news, in-

struction, entertainment, advertising, educational and informative matters or any of them; to produce or procure the production of scenes, acts, plays, concerts, exhibitions, theatrical performances and the like, and in connection therewith, to manufacture, purchase or otherwise acquire sceneries, costumes and other theatrical properties and accessories; to employ actors, singers, musicians and other persons suitable in connection therewith; to acquire scenarios, plays, stories, poems, songs, musical pieces and the like, and the rights to the use thereof; to purchase, lease or otherwise acquire, manage, operate, control, hold, own, use, improve, develop, sell, lease or otherwise dispose of, mortgage and otherwise encumber, theatres and other amusement places of every kind and description and any and all interests or rights therein; and to carry on a general moving picture, theatrical and amusement business and every branch thereof.

      (b)To own and conduct theatrical booking agencies, and to act as a commission or general or special agent for corporations, firms or individuals in connection therewith.

      (c)To buy, lease, rent or otherwise acquire, own, hold, use, divide, partition, develop, improve, operate and sell, lease, mortgage or otherwise dispose of, deal in and turn to account real estate, leaseholds and any and all interests or estates therein or appertaining thereto; and to construct, manage, operate, improve, maintain and otherwise deal with buildings, structures and improvements situated or to be situated on any real estate or leasehold.

      (d)To engage in any mining, manufacturing, chemical, metallurgical, processing or related business, and to buy, lease, con-

struct or otherwise acquire, own, hold, use, sell, lease, mortgage or otherwise dispose of, plants, works, facilities and equipment therefor.

      (e)To buy utilize, lease, rent, import, export, manufacture, produce, design, prepare, assemble, fabricate, improve, develop, sell, lease, mortgage, pledge, hypothecate, distribute and otherwise deal in at wholesale, retail or otherwise and as principal, agent or otherwise, all commodities, goods, wares, merchandise, machinery, tools, devices, apparatus, equipment and all other personal property, whether tangible or intangible, of every kind without limitation as to description, location or amount.

      (f)To apply for, obtain, purchase, lease, take licenses in respect of or otherwise acquire, and to hold, own, use, operate, enjoy, turn to account, grant licenses in respect of, manufacture under, in-

troduce, sell, assign, mortgage, pledge or otherwise dispose of:

            1.Any and all inventions, devices, processes and formulae and any improvements and modifications thereof;

            2.Any and all letters patent of the United States or of any other country, state or locality, and all rights connected therewith or appertaining thereto;

            3.Any and all copyrights granted by the United States or any other country, state or locality;

            4.Any and all trademarks, trade names, trade symbols and other indications of origin and ownership granted by or recognized under the laws of the United States or of any other country, state or locality; and to conduct and carry on its business in any or all of its various branches under any trade name or trade names.

      (g)To engage in, carry on and conduct research, experiments, investigations, analyses, studies and laboratory work, for the purpose of discovering new products or to improve products, articles and things, and to buy, construct or otherwise acquire, own, operate, maintain, lease, sell, mortgage or otherwise dispose of, laboratories and similar facilities, plants and any and all other establishments, and to procure, construct, own, use, hold and dispose of all necessary equipment in re-

spect thereof, for the purposes aforesaid.

      (h)To enter into any lawful contract or contracts with persons, firms, corporations, other entities, governments or any agencies or subdivisions thereof, including guaranteeing the performance of any contract or any obligation of any person, firm, corporation or other entity.

      (i)To purchase and acquire, as a going concern or otherwise, and to carry on, maintain and operate all or any part of the property or business of any corporation, firm, association, entity, syndicate or person whatsoever, deemed to be of benefit to the corporation, or of use in any manner in connection with any of its purposes; and to dispose thereof upon such terms as may seem advisable to the corporation.

      (j)To purchase or otherwise acquire, hold, sell, pledge, re-

issue, transfer or otherwise deal in, shares of the corporation's own stock, provided that it shall not use its funds or property for the purchase of its own shares of stock when such use would be prohibited by law, by the articles of incorporation or by the bylaws of the corpora-

tion; and, provided further, that shares of its own stock belonging to it shall not be voted upon directly or indirectly.

      (k)To invest, lend and deal with moneys of the corporation in any lawful manner, and to acquire by purchase, by the exchange of stock or other securities of the corporation, by subscription or otherwise, and to invest in, to hold for investment or for any other purpose, and to use, sell, pledge or otherwise dispose of, and in general to deal in any interest concerning or enter into any transaction with respect to (including "long" and "short" sales of) any stocks, bonds, notes, debenture certificates, receipts and other securities and obligations of any government, state, municipality, corporation, association or other entity including individuals and partnerships and, while owner thereof, to exercise all of the rights, powers and privileges of ownership, including among other things, the right to vote thereon for any and all purposes and to give consents with respect thereto.

      (l)To borrow or raise money for any purpose of the corporation and to secure any loan, indebtedness or obligation of the corporation and the interest accruing thereon, and for that or any other purpose to mortgage, pledge, hypothecate or charge all or any part of the present of hereafter acquired property, rights and franchises of the corporation, real, personal, mixed or of any character whatever, subject only to limitations specifically imposed by law.

      (m)To do any or all of the things hereinabove enumerated along for its own account, or for the account of others, or as the agent for others, or in association with others or by or through others, and to enter into all lawful contracts and undertakings in respect thereof.

      (n)To have one or more offices, to conduct its business, carry on its operations and promote its objects within and without the State of Missouri, in other states, the District of Columbia, the territories, colonies and dependencies of the United States, in foreign countries and anywhere in the world, without restriction as to place, manner or amount, but subject to the laws applicable thereto; and to do any or all of the things herein set forth to the same extent as a natural person might or could do and in any part of the world, either alone or in company with others.

      (o)In general, to carry on any other business in connection with each and all of the foregoing or incidental thereto, and to carry on, transact and engage in any and every lawful business or other lawful thing calculated to be of gain, profit or benefit to the corporation as fully and freely as a natural person might do, to the extent and in the manner, and anywhere within and without the State of Missouri, as it may from time to time determine; and to have and exercise each and all of the powers and privileges, either direct or incidental, which are given and provided by or are available under the laws of the State of Missouri in respect of general and business corporations organized for profit thereunder; provided, however, that the corporation shall not engage in any activity for which a corporation may not be formed under the laws of the State of Missouri.

     None of the purposes and powers specified in any of the paragraphs of this Article EIGHTH shall be in any way limited or restricted by reference to or inference from the terms of any other paragraph, and the purposes and powers specified in each of the paragraphs of this Article EIGHTH shall be regarded as independent purposes and powers. The enumeration of specific purposes and powers in this Article EIGHTH shall not be construed to restrict in any manner the general purposes and powers of this corporation, nor shall the expression of one thing be deemed to exclude another, although it be of like nature. The enumeration of purpose or powers herein shall not be deemed to exclude or in any way limit by inference any purposes or powers which this corporation has power to exercise, whether expressly by the laws of the State of Missouri, now or hereafter in effect, or impliedly by any reasonable construction of such laws.

     NINTH. (a) Except as may be otherwise specifically provided by statute, or the articles of incorporation or the bylaws of the cor-

poration, as from time to time amended, all powers of management, direc-

tion and control of the corporation shall be, and hereby are, vested in the board of directors.

      (b)The bylaws of the corporation may from time to time be altered, amended, suspended or repealed, or new bylaws may be adopted, in either of the following ways: (i) by the affirmative vote, at any annual or special meeting of the shareholders, of the holders of a majority of the outstanding shares of stock of the corporation entitled to vote, or (ii) by resolution adopted by a majority of the full board of directors; provided, however, that the power of the directors to alter, amend, suspend or repeal the bylaws or any portion thereof may be denied as to any bylaws or portion thereof enacted by the shareholders if at the time of such enactment the shareholders shall so expressly provide.

      (c)The corporation may agree to the terms and condition upon which any director or officer accepts his office or position and in its bylaws or by contract may agree to indemnify and protect each and all of such persons and any person who, at the request of the corporation, served as a director or officer of another corporation in which this corporation owned stock against all costs and expenses reasonably incurred by any or all of them, and all liability imposed or threatened to be imposed upon any or all of them, by reason of or arising out of their or all of them being or having been a director or officer of this corporation or of such other corporation; but any such bylaw or contractual provision shall not be exclusive of any other right or rights of any such director or officer to be indemnified and protected against such costs and liabilities which he may otherwise possess.

     TENTH. Except as may be otherwise provided by the bylaws of the corporation, no contract or other transaction between this corporation, and any other firm or corporation shall be affected or invalidated by reason of the fact that any director or officer of this corporation is interested in, or is a member, shareholder, director or officer of such other firm or corporation; and any director or officer of this corporation individually or jointly with one or more other directors or officers of this corporation, may be a party to, or may be interested in, any contract or transaction of this corporation or in which this corporation is interested, and no such contract or transaction shall be affected or invalidated thereby; and each and every person who may become a director or officer of this corporation is hereby relieved from any liability that might otherwise exist from his contracting with this corporation for the benefit of himself or any person, firm, association or corporation in which he may be in any wise interested.

     ELEVENTH. The directors shall have power to hold their meeting and to keep the books (except any books required to be kept in the State of Missouri, pursuant to the laws thereof) at any place within or without the State of Missouri.

     TWELFTH. The corporation reserves the right to alter, amend or repeal any provision contained in its articles of incorporation in the manner now or hereafter prescribed by the statutes of Missouri, and all rights and powers conferred herein are granted subject to this reserva-

tion; and, in particular, the corporation reserves the right and privi-

lege to amend its articles of incorporation from time to time so as to authorize other or additional classes of shares (including preferential shares), to increase or decrease the number of shares of any class now or hereafter authorized, to establish, limit or deny to shareholders of any class the right to purchase or subscribe for any shares of stock of the corporation of any class, whether now or hereafter authorized or whether issued for cash, property or services or as a dividend or otherwise, or to purchase or subscribe for any obligations, bonds, notes, debentures, or securities or stock convertible into shares of stock of the corporate or carrying or evidencing any right to purchase shares of stock of any class, and to vary the preferences, priorities, special powers, qualifications, limitations, restrictions and the special or relative rights or other characteristics in respect of the shares of each class, and to accept and avail itself of, or subject itself to, the provisions of any statutes of Missouri hereafter enacted pertaining to general and business corporations, to exercise all the rights, powers and privileges conferred upon corporations organized thereunder or accepting the provisions thereof and to assume the obligations and duties imposed therein, upon the affirmative vote of the holders of a majority of the shares of stock entitled to vote thereon, or, in the event the laws of Missouri require a separate vote by classes of shares, upon the affirmative vote of the holders of a majority of the shares of each class whose separate vote is required thereon.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of July, 1968.

     /s/ James L. Viani
     James L. Viani

  STATE OF Missouri)
     ) SS.
 COUNTY OF Jackson)

     I, Barbara L. Barton, a notary public, do hereby certify that on the 24th day of July, 1968, personally appeared before me, James L. Viani who being by me first duly sworn, declared that he is the person who signed the foregoing document as incorporator, and that the statements therein contained are true.

     /s/ Barbara L. Barton
     Notary Public

(NOTARIAL SEAL)

     My commission expires: May 9, 1970